EXHIBIT 99.1

                    Certification of Chief Executive Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In  connection  with  this  quarterly  report on Form  10-QSB  of First  Central
Bancshares, Inc. I, Ed F. Bell, Chief Executive Officer of First Central Bancshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of First Central Bancshares, Inc.

                                              /s/ Ed F. Bell
Date: November 12, 2002                       ----------------------------------
                                              Ed F. Bell
                                              Chairman of the Board
                                              and Chief Executive Officer